Exhibit 10.72

THIS WARRANT AND THE EQUITY INTERESTS THAT MAY BE PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD OR TRANSFERRED, OR OFFERED FOR SALE OR TRANSFER, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION THEREUNDER OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

TWINLAB CONSOLIDATED HOLDINGS, INC.

No. 2015-25	June 30, 2015

Warrant

This Warrant (the “Warrant”) certifies that, for value received, JL-BBNC MEZZ UTAH, LLC, an Alaska limited liability company, and its permitted transferees, successors and assigns (the “Holder”), is entitled to purchase from TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation (the “Company”), 403,509 shares of common stock of the Company (subject to any adjustments pursuant to Section 3.3) issuable upon the full exercise of this Warrant at the purchase price of $0.01 per share (the “Exercise Price”), at any time prior to 5:00 P.M. Eastern Time on June 30, 2020 (the “Expiration Date”).

ARTICLE I

DEFINITIONS

SECTION 1.1 Definitions. As used in this Warrant, the following terms shall have the following meanings:

“Adjusted EBITDA” shall mean EBITDA plus any expenses relating to Acquisitions (as defined in the Purchase Agreement) following the Effective Date (as defined in the Purchase Agreement) of the Purchase Agreement, plus severance payments and other costs relating to permanent headcount reductions, all as determined by GAAP.

“Applicable Law” means all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates or orders of any Governmental Authority applicable to the Person in question or any of its assets or property, and all judgments, injunctions, orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party or by which any of its assets or properties are bound.

“Assignment Form” shall mean the assignment form attached as Annex 2 hereto.

“Business Day” shall have the meaning set forth in the Purchase Agreement.

“Change in Control” shall have the meaning set forth in the Purchase Agreement.

“Current Holder’s Equity Interest” means 403,509 shares of common stock of the Company issuable upon the full exercise of this Warrant, minus any Equity Interest previously issued pursuant to the exercise of this Warrant and subject to any adjustment pursuant to Section 3.3.

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“Company” shall have the meaning set forth in the Preamble.

“Delivery Date” shall have the meaning given to such term in Section 3.2.

“EBITDA” shall have the meaning set forth in the Purchase Agreement.

“Equity Interest” shall have the meaning set forth in the Purchase Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

“Exchange Form” shall mean the exchange form attached as Annex 3 hereto.

“Executive Officer” shall mean, with respect to the Company, its Chief Executive Officer, President, Chief Financial Officer or Chief Operating Officer.

“Exercise Form” shall mean the exercise form attached as Annex 1 hereto.

“Exercise Price” shall have the meaning set forth in the Preamble.

“Expiration Date” shall have the meaning set forth in the Preamble.

“Fair Market Value” shall, except in the event of a private placement by the Company of its common stock, mean (i) the trading volume weighted average closing price of the common stock of Company for the twenty (20) trading days immediately preceding the applicable date in question, as quoted on (a) a domestic securities exchange, (b) NASDAQ Stock Market or (c) a domestic over-the-counter market, which trades are reported by Pink OTC Markets Inc. or any similar successor organization or any other over-the-counter market in the United States, as the case may be; or (ii) in the event that the common stock of the Company is not trading on a market such that a value can be derived under subsection (i) of this definition as of the applicable date in question, a valuation per share of the common stock of the Company as determined in accordance with Generally Accepted Valuation Principles by an independent third-party valuation firm mutually agreed upon by the parties (and if the parties cannot mutually agree on a valuation firm, one of the “big four” accounting firms chosen by the Holder). In the event of a private placement by the Company of its common stock, “Fair Market Value” shall mean the average price per share of common stock in such private placement, including any warrants, options or other agreements providing the right to purchase shares of the Company’s common stock.

“Fiscal Year” shall have the meaning set forth in the Purchase Agreement.

“Fully-Diluted Basis” shall have the meaning set forth in the Purchase Agreement.

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“Governmental Authority” shall have the meaning set forth in the Purchase Agreement.

“Holder” shall have the meaning set forth in the Preamble.

“Holder's Equity Interest” shall have the meaning given to such term in Section 3.3.

“Indebtedness” shall have the meaning set forth in the Purchase Agreement.

“NASDAQ” shall mean the NASDAQ Stock Market.

“Organizational Documents” shall mean, with respect to any Person, each instrument or other document that (a) defines the existence of such Person, including its articles or certificate of incorporation, formation or organization, as filed or recorded with an applicable Governmental Authority or (ii) governs the internal affairs of such Person, including its by-laws or its operating, partnership or limited liability company agreement, in each case as amended, supplemented or restated.

“Person” shall have the meaning set forth in the Purchase Agreement.

“Purchase Agreement” shall have the meaning set forth in the Preamble.

“Qualified Assignment” shall mean any of the following: (a) an assignment to a transferee acquiring at least 25% of the Equity Interests subject to the Warrant (subject to adjustment for stock splits, stock dividends, recapitalizations and similar events); or (b) an assignment to an Affiliate of the Holder.

“Rights Agreement” shall have the meaning given to such term in Section 4.1.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and any successor statute.

“Taxes” means all taxes, charges, fees, levies or other assessments, however denominated and whether imposed by a taxing authority within or without the United States, including all net income, gross income, gross receipts, sales, use, ad valorem, goods and services, capital, transfer, franchise, profits, license, withholding, payroll, employment, employer health, excise, estimated, severance, stamp, occupation, property or other taxes, custom duties, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority whether arising before, on or after the date hereof.

“Warrant” or “Warrants” shall mean this Warrant.

“Warrant Register” shall have the meaning given to such term in Section 2.1.

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SECTION 1.2 Interpretation. Unless the context of this Warrant clearly requires otherwise, the masculine, feminine or neuter gender and the singular or plural number shall be deemed to include the others whenever the context so requires. Accounting terms used but not otherwise defined herein have the meanings given to them under GAAP. The terms “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “hereof,” “herein,” “hereunder,” and similar terms in this Warrant refer to this Warrant as a whole and not to any particular provision of this Warrant. References to “Articles”, “Sections,” “Subsections,” “Exhibits,” “Preamble,” “Annexes,” and “Schedules” are to articles, sections, subsections, exhibits, preamble, annexes and schedules, respectively, of this Warrant, unless otherwise specifically provided. References to “days” and “months” refer to calendar days and calendar months unless otherwise expressly designated (i.e., business days or particular 30-day periods). The captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. The term “dollars” or “$” means United States Dollars.

ARTICLE II

FORM; EXCHANGE FOR WARRANTS; TRANSFER; TAXES

SECTION 2.1 Warrant Register. Each Warrant issued, exchanged or transferred shall be registered in a warrant register (the “Warrant Register”). The Warrant Register shall set forth the number of each Warrant, the name and address of the holder thereof, and the Current Holder’s Equity Interest for which the Warrant is then exercisable. The Warrant Register will be maintained by the Company and will be available for inspection by the Holder at the principal office of the Company or such other location as the Company may designate to the Holder in the manner set forth in Section 5.1 hereof. The Company shall be entitled to treat the Holder as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person.

SECTION 2.2 Exchange of Warrants for Warrants.

(a)          The Holder may exchange this Warrant for another Warrant or Warrants of like kind and tenor representing in the aggregate the right to purchase the same Current Holder’s Equity Interest which could be purchased pursuant to the Warrant being so exchanged. In order to effect an exchange permitted by this Section 2.2, the Holder shall deliver to the Company such Warrant accompanied by an Exchange Form in the form attached hereto as Annex 3 signed by the Holder thereof specifying the number and denominations of Warrants to be issued in such exchange and the names in which such Warrants are to be issued. Within ten (10) Business Days of receipt of such a request, the Company shall issue, register and deliver to the Holder thereof each Warrant to be issued in such exchange.

(b)          Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder, including indemnification reasonably acceptable to the Company) of the ownership and the loss, theft, destruction or mutilation of any Warrant or, in the case of any such mutilation, upon surrender of such Warrant, the Company shall (at its expense) execute and deliver in lieu of such Warrant a new Warrant of like kind and tenor representing the same rights represented by and dated the date of such lost, stolen, destroyed or mutilated Warrant. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by any Person.

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(c)          The Company shall pay all Taxes (other than any applicable income or similar Taxes payable by a Holder of a Warrant) attributable to an exchange of a Warrant pursuant to this Section 2.2; provided, however, that the Company shall not be required to pay any Tax which may be payable in respect of any transfer involved in the issuance of any Warrant in a name other than that of the Holder of the Warrant being exchanged.

SECTION 2.3 Transfer of Warrant.

(a)          Subject to Section 2.3(c) hereof and the Purchase Agreement, each Warrant and the rights thereunder may be transferred by the Holder thereof by delivering to the Company such Warrant accompanied by a properly completed Assignment Form in the form of Annex 2. Within ten (10) Business Days of receipt of such Assignment Form the Company shall issue, register and deliver to the new Holder, subject to Section 2.3(c) hereof a new Warrant or Warrants of like kind and tenor representing in the aggregate the right to purchase the same Current Holder’s Equity Interest which could be purchased pursuant to the Warrant being transferred. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company. In case of a transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced and may be required to be deposited and remain with the Company in its discretion.

(b)          Each Warrant issued in accordance with this Section 2.3 shall bear the restrictive legend set forth on the face of this Warrant, unless the Holder or transferee thereof supplies to the Company an opinion of counsel, reasonably satisfactory to the Company, that the restrictions described in such legend are no longer applicable to such Warrant.

(c)          The transfer of Warrants and any Equity Interest purchased thereunder shall be permitted, so long as such transfer is pursuant to a transaction that complies with, or is exempt from, the provisions of the Securities Act, and the Company may require an opinion of counsel in form and substance reasonably satisfactory to it to such effect prior to effecting any transfer of Warrants or any Equity Interest purchased thereunder.

ARTICLE III

EXERCISE OF WARRANT; EXCHANGE FOR EQUITY INTEREST

SECTION 3.1 Exercise of Warrants. On any Business Day prior to the Expiration Date, the Holder may exercise this Warrant, in whole or in part, by delivering to the Company this Warrant accompanied by a properly completed Exercise Form in the form of Annex 1 and a check in an aggregate amount equal to the applicable Exercise Price.

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SECTION 3.2 Issuance of Equity Interest.

(a)          The Company represents and warrants that the authorized Equity Interest of the Company consists solely of (i) 5,000,000,000 shares of common stock, par value $0.001 per share, of which only 220,657,895 common shares have been issued and 219,952,969 common shares remain outstanding as of the date hereof (taking into account shares pending to be surrendered by Tom Tolworthy pursuant to a Surrender Agreement) and (ii) 500,000,000 shares of preferred stock, of which no preferred shares have been issued as of the date hereof. The shares of common stock of the Company issued and outstanding as of the date hereof are duly authorized, validly issued, fully paid and non-assessable. The delivery to the Holder of certificates representing the Equity Interest that the Holder purchases pursuant to the exercise of this Warrant shall grant to the Holder good and valid title to the Equity Interest represented by such certificate, free and clear of any and all liens, pledges, security interests, charges or encumbrances of any kind or nature or any option, warrant or trust having the practical effect of any of the foregoing.

(b)          Immediately upon the exercise of this Warrant in accordance with Section 3.1, the Company (the “Delivery Date”) shall issue the Equity Interest that the Holder has purchased pursuant to such exercise, deliver to the Holder the certificates representing such Equity Interest and reflect the issuance of such Equity Interest, which Equity Interest shall be duly authorized, validly issued, outstanding, fully paid and non-assessable, in the Company’s shareholder records (maintained by the Company or its duly appointed transfer agent), whereupon the Holder shall be deemed for all purposes, effective as of the Delivery Date, to be a holder of record and beneficial owner of the Equity Interest that it has purchased pursuant to such exercise.

(c)          If a Holder shall exercise this Warrant for less than all of the Equity Interest which could be purchased or received hereunder, the Company shall issue to the Holder, within five (5) Business Days of the Delivery Date, a new Warrant of like kind and tenor to this Warrant evidencing the right to purchase the remaining Equity Interest represented by the Warrant. This Warrant shall be cancelled upon surrender thereof pursuant to Section 3.1.

(d)          The Company shall pay all Taxes (other than any applicable income or similar Taxes payable by a Holder of a Warrant) attributable to the initial issuance of any Equity Interest upon the exercise or exchange of this Warrant or any successor Warrant; provided, however, that the Company shall not be required to pay any Tax which may be payable in respect of any transfer involved in the issuance of a successor to this Warrant in a name other than that of the Holder of the Warrant being exercised or exchanged.

(e)          Except as set forth in any document that is un-redacted and publicly filed with the U.S. Securities and Exchange Commission, neither the Company nor its Subsidiaries has any liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise and whether due or to become due) which are not fully reflected or reserved against on the balance sheet as of June 30, 2014 in accordance with GAAP, except for liabilities and obligations incurred in the ordinary course of business and consistent with past practice since the date thereof.

SECTION 3.3 Adjustment of Holder’s Equity Interest. The Equity Interest issuable upon exercise of this Warrant (such Equity Interest is referred to herein as the “Holder's Equity Interest”) shall be subject to adjustment from time to time in accordance with this Section 3.3.

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SECTION 3.3.1      Issuance of Additional Equity Interest; Capital Reorganization or Capital Reclassifications. If, at any time after the date hereof, the Equity Interests of the Company shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation (including, without limitation, any subdivision or combination of Equity Interest), then in each case the Company shall cause effective provision to be made so that this Warrant shall, effective as of the effective date of such event retroactive to the record date, if any, of such event, be exercisable or exchangeable for the kind and number of equity securities, cash or other property to which a holder of the Equity Interest deliverable upon exercise or exchange of this Warrant would have been entitled upon such event and any such provision shall include adjustments in respect of such securities or other property that shall be equivalent to the adjustments provided for in this Warrant with respect to such Warrant.

SECTION 3.3.2           Consolidations and Mergers; Dissolution.

(a)          If, at any time after the date hereof, the Company shall consolidate with, merge with or into, or sell all or substantially all of its assets or property to, another Person, then the Company shall cause effective provision to be made so that each Warrant shall, effective as of the effective date of such event retroactive to the record date, if any, of such event, be exercisable or exchangeable for the kind and number of shares of stock, membership or other equity interests, other securities, cash or other property to which a holder of the Equity Interest deliverable upon exercise or exchange of such Warrant would have been entitled upon such event. The Company shall not consolidate or merge unless, prior to consummation, the successor corporation (if other than the Company) assumes the obligations of this paragraph by written instrument executed and mailed to the Holder at the Holder’s address set forth in Section 5.1. A sale or lease of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities is a consolidation or merger for the foregoing purposes.

(b)          In case a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation or merger covered by subsection (a) above) is at any time proposed, the Company shall give at least 30 days’ prior written notice to the Holder. Such notice shall contain: (1) the date on which the transaction is to take place; (2) the record date (which shall be at least 30 days after the giving of the notice) as of which the Holder will be entitled to receive distributions as a result of the transaction; (3) a brief description of the transaction; (4) a brief description of the distributions to be made to the Holder as a result of the transaction and (5) an estimate of the fair value of the distributions. On the date of the transaction, if it actually occurs, this Warrant and all rights hereunder shall terminate.

SECTION 3.3.3           Adjustments to the Current Holder’s Equity Interest. Subject to the terms of this Section 3.3.3, the Current Holder’s Equity Interest (and the Warrant) shall be subject to increase (but not decrease) as follows:

(a)          In the event that (i) prior to December 18, 2018 the Company completes a private placement of its common stock and 50% of the Fair Market Value of the Company’s common stock in such private placement is less than $0.385 per share, or (ii) 50% of the Fair Market Value of the Company’s common stock as of December 31, 2018 is less than $0.385 per share, then in each case the existing Current Holder’s Equity Interest applicable to the Warrant at such time shall increase (but not decrease) to a new Current Holder’s Equity Interest pursuant to the following formula:

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New Current Holder’s Equity Interest = [(2 x Existing Current Holder’s Equity Interest) x ($0.385 ÷ 50% of FMV)] – Existing Current Holder’s Equity Interest.

(b)          In the event that Holder exercises the Warrant in whole or in part prior to December 31, 2018 and Fair Market Value of the Company’s common stock on the date of such exercise is less than $0.385 per share, then the Current Holder’s Equity Interest with respect solely to those shares being exercised shall increase (but not decrease) pursuant to the same formula set forth in Section 3.3.3(a) above, such that the formula would apply only to the shares being exercised, as follows:

New Current Holder’s Equity Interest for Exercised Shares = [(2 x Existing Current Holder’s Equity Interest in the Exercised Shares) x ($0.385 ÷ 50% of FMV as of the Exercise Date)] – Existing Current Holder’s Equity Interest in the Exercised Shares

(c)          Solely for the purposes of illustration, examples of the calculations described in this Section 3.3.3 are set forth on Schedule 3.3.3 attached hereto.

(d)          The foregoing notwithstanding, the adjustment to Current Holder’s Equity Interest provided for in this Section 3.3.3 shall not apply to any private placement completed by the Company on or prior to September 30, 2015 with (i) David L. Van Andel; (ii) David L. Van Andel Trust, under Trust Agreement dated November 30, 1993; (iii) the Holder; (iv) Penta Mezzanine SBIC Fund I, L.P.; (v) JL Properties, Inc.; or (vi) MidCap Funding X Trust, or any of the parent companies, subsidiaries, or affiliates of any of the foregoing persons or entities.

SECTION 3.3.4        Notice; Calculations; Etc. Whenever the Equity Interest issuable hereunder shall be adjusted as provided in this Section 3.3, the Company shall provide to the Holder a statement, signed by an Executive Officer, describing in detail the facts requiring such adjustment and setting forth a calculation of the Equity Interest applicable to each Warrant after giving effect to such adjustment. All calculations under this Section 3.3 shall be made to the nearest one hundredth of a cent or to the nearest one-tenth of a unit, as the case may be.

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ARTICLE IV

CERTAIN OTHER RIGHTS

SECTION 4.1 Registration Rights.

(a)          At any time at which this Warrant or the Equity Interest underlying the same remains outstanding, upon the request of the Holder, the Company will enter into a registration rights agreement with Holder (the “Rights Agreement”). Such Rights Agreement shall provide that beginning October 1, 2015, if the Company is eligible for the use of a registration statement on Form S-3, then the Holder shall have the right to request an initial registration and thereafter on a quarterly basis after such initial registration shall have been declared effective by the U.S. Securities and Exchange Commission, registration of its Equity Interests on Form S-3 or any similar short-form registration (each, a "Demand Registration"). The Rights Agreement will provide that each request for a Demand Registration shall specify the approximate number of Equity Interests requested to be registered and that the Company shall cause a registration statement on Form S-3 (or any successor form) to be filed within twenty (20) days after the date on which the initial request is given and shall use its reasonable best efforts to cause such Registration Statement to be declared effective by the Commission as soon as practicable thereafter. The Rights Agreement will provide that the Company may postpone for up to ninety (90) days the filing or effectiveness of a registration statement for a Demand Registration if the Company determines in its reasonable good faith judgment that such Demand Registration would (i) materially interfere with a significant acquisition, corporate reorganization or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act. The Rights Agreement shall contain such other terms and conditions applicable to the Holder no less favorable to the Holder than registration rights made available to any other holder of any Equity Interest or other equity security of the Company.

(b)          The rights to cause the Company to register Equity Interests pursuant hereto may be assigned (but only with all related obligations) by the Holder in a Qualified Assignment; provided, that, (i) the Company is, upon or within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the securities with respect to which such registration rights are being assigned, (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Warrant, (iii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by transferee or assignee is restricted under the Securities Act, and (iv) such assignment shall be effective only if immediately following such transfer such Equity Interests continue to be Equity Interests of the Company.

ARTICLE V

MISCELLANEOUS

SECTION 5.1 Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be made by electronic mail, personal service, facsimile or reputable courier service:

(a)	If to the Company, to:

TWINLAB CONSOLIDATED HOLDINGS, INC.

600 East Quality Drive

American Fork, UT 84003

Attention: Mark Jaggi, Chief Financial Officer

Facsimile: (801) 763-0789

e-mail: MJaggi@twinlab.com

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and

TWINLAB CONSOLIDATED HOLDINGS, INC.

632 Broadway, Suite 201

New York, NY 10012
Attention: Richard Neuwirth, Chief Legal Officer

Facsimile: (212) 260-1853

e-mail: RNeuwirth@twinlab.com

with a copy to:

VARNUM LLP

Bridgewater Place, P.O. Box 352

Grand Rapids, MI 49501

Attention: Mary Kay Shaver

Facsimile: (616) 336-7000

e-mail: mkshaver@varnumlaw.com

and

WILK AUSLANDER LLP

1515 Broadway, 43rd Floor

New York, NY 10036

Attention: Joel I. Frank

Facsimile: (212) 752-6380

e-mail: jfrank@wilkauslander.com

(b)	If to the Holder, to:

JL-BBNC Mezz Utah, LLC

701 West 8th Street, Suite 1200

Anchorage, AK 99501

Attention: Joshua D. Hodes

Facsimile: (907) 276-8433

e-mail: joshh@lbblawyers.com

with a copy to:

JL-BBNC Mezz Utah, LLC

701 West 8th Street, Suite 1200

Anchorage, AK 99501

Attention: Joshua D. Hodes

Facsimile: (907) 276-8433

e-mail: joshh@lbblawyers.com

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Unless otherwise specifically provided herein, any notice or other communication shall be deemed to have been given when delivered in person or by courier service, upon receipt of electronic mail or upon receipt of facsimile.

SECTION 5.2 No Voting Rights: Limitations of Liability. This Warrant shall not entitle the holder thereof to any voting rights or, except as otherwise provided or referenced herein, other rights of an equity owner of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase its Equity Interest, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of the Holder for the Exercise Price of the Equity Interest acquirable by exercise hereunder or as a stockholder of the Company.

SECTION 5.3 Amendments and Waivers. Any provision of this Warrant may be amended or waived, but only pursuant to a written agreement signed by the Company and the Holder; provided, however, that, notwithstanding the foregoing, this Warrant will automatically be amended, without any further action required by the Company and the Holder under this Section 5.3, in the event the Current Holder’s Equity Interest is adjusted pursuant to Section 3.3.3.

SECTION 5.4 Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any way affect or render invalid or unenforceable any other provision of this Agreement, and such provision shall be deemed to be restated to reflect the parties' original intentions as nearly as possible in accordance with Applicable Law(s).

SECTION 5.5 Specific Performance. The Holder shall have the right to specific performance by the Company of the provisions of this Warrant, in addition to any other remedies it may have at law or in equity. The Company hereby irrevocably waives, to the extent that it may do so under Applicable Law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against the Company for specific performance of this Warrant by the Holder.

SECTION 5.6 Binding Effect. This Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and assigns.

SECTION 5.7 Counterparts. This Warrant may be executed in several counterparts, and/or by the execution of counterpart signature pages that may be attached to one or more counterparts of this Warrant, and all so executed shall constitute one agreement binding on all of the parties hereto, notwithstanding that all of the parties hereto are not signatory to the original or the same counterpart. In addition, any counterpart signature page may be executed by any party wherever such party is located, and may be delivered by telephone facsimile or by electronic mail in PDF format, and any such transmitted signature pages may be attached to one or more counterparts of this Warrant, and such faxed or sent by electronic mail signature(s) shall have the same force and effect, and be as binding, as if original signatures had been executed and delivered in person.

SECTION 5.8 Entire Agreement. This Warrant, together with the other documents and instruments entered into by the parties thereto in connection therewith, constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

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SECTION 5.9 Governing law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES AND PRINCIPLES. THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK FOR THE PURPOSE OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS WARRANT, AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS WARRANT.

SECTION 5.10 Expenses. The Company will promptly (and in any event within thirty (30) days of receiving any statement or invoice therefor) pay all reasonable fees, expenses and costs relating hereto, including, but not limited to, (i) the cost of reproducing this Warrant, (ii) the fees and disbursements of counsel to the Holder in preparing this Warrant, (iii) all transfer, stamp, documentary or other similar Taxes, assessments or charges levied by any governmental or revenue authority in respect hereof or any other document referred to herein, (iv) fees and expenses (including, without limitation, reasonable attorneys' fees) incurred in respect of the enforcement by the Holder of the rights granted to the Holder under this Warrant, and (v) the expenses relating to the consideration, negotiation, preparation or execution of any amendments, waivers or consents requested by the Company pursuant to the provisions hereof, whether or not any such amendments, waivers or consents are executed.

SECTION 5.11 Attorneys' Fees. In any action or proceeding brought by a party to enforce any provision of this Warrant, the prevailing party shall be entitled to recover the reasonable costs and expenses incurred by it or him in connection therewith (including reasonable attorneys’ and paralegals’ fees and costs incurred before and at any trial or arbitration and at all appellate levels), as well as all other relief granted or awarded in such action or other proceeding.

SECTION 5.12 Filings. The Company shall, at its own expense, promptly execute and deliver, or cause to be executed and delivered, to the Holder all applications, certificates, instruments and all other documents and papers that the Holder may reasonably request in connection with the obtaining of any consent, approval, qualification, or authorization of any Federal, provincial, state or local government (or any agency or commission thereof) necessary or appropriate in connection with, or for the effective exercise of, the Warrant (and/or any successor Warrant(s) hereto).

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SECTION 5.13 Other Transactions. Nothing contained herein shall preclude the Holder from engaging in any transaction, in addition to those contemplated by this Warrant with the Company or any of its Affiliates in which the Company or such Affiliate is not restricted hereby from engaging with any other Person.

SECTION 5.14 Waiver of Jury Trial. THE HOLDER AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS WARRANT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE HOLDER OR THE COMPANY. THE COMPANY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER ENTERING INTO THIS WARRANT.

SECTION 5.15 Headings. Section titles and captions contained in this Warrant are inserted only as a matter of convenience and for reference. The titles and captions in no way define, limit, extend or describe the scope of this Warrant or the intent of any provision hereof.

SECTION 5.16 No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

[Remainder of page intentionally left blank; signatures on following page]

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IN WITNESS WHEREOF, the undersigned has caused this Warrant to be duly executed and delivered by an authorized officer, all as of the date and year first above written.

TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation

By:	/s/ Thomas A. Tolworthy
Name:	Thomas A. Tolworthy
Title:	Chief Executive Officer and President

Signature Page To Warrant 2015-25

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ACKNOWLEDGED AND AGREED:

JL-BBNC MEZZ UTAH, LLC
an Alaska limited liability company

By:	/s/ Jonathan B. Rubini
Name:	Jonathan B. Rubini
Title:	Managing Member

[SIGNATURE PAGE TO WARRANT]

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ANNEX 1

ELECTION TO EXERCISE FORM

(To Be Executed By the Holder of This Warrant

In Order to Exercise This Warrant)

The undersigned hereby irrevocably elects to exercise the right covered by this Warrant to purchase ____________________ of the Equity Interest of TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation, according to the conditions hereof and herewith makes payment in full of the Exercise Price with respect to such Equity Interest.

Signature

Address

Dated:

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ANNEX 2

ASSIGNMENT FORM

(To Be Executed By the Holder of This Warrant

In Order to Assign This Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________ this Warrant and all rights evidenced thereby and does irrevocably constitute and appoint ___________________, attorney, to transfer the said Warrant on the books of TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation.

Signature

Address

Dated:

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ANNEX 3

EXCHANGE FORM

(To Be Executed By the Holder of This Warrant

In Order to Exchange and Assign This Warrant)

The undersigned hereby irrevocably elects to exchange this Warrant to purchase ________________, of the Equity Interest of TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation, for ___________ Warrants to purchase the Equity Interest of TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation, set forth below to the Persons named and hereby sells, assigns and transfers unto such Persons that portion of this Warrant represented by such new Warrants and all rights evidenced thereby and does irrevocably constitute and appoint ____________________, attorney, to exchange and transfer this Warrant as aforesaid on the books of TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation.

Equity Interest		Assignee

Signature

Address

FOR USE BY THE COMPANY ONLY:

This Warrant No. __ cancelled (or transferred or exchanged) this ________ day of _____________, ____________ of the Equity Interest of TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation, issued therefor in the name of ____ ___________ Warrant No. ___ for ________, of the Equity Interest of TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation, in the name of _________________________.

Dated:

Schedule 3.3.3

Calculations for Adjustment of Current Holder’s Equity Interest

In the event that (i) prior to December 18, 2018 the Company completes a private placement of its common stock and 50% of the Fair Market Value of the Company’s common stock in such private placement is less than $0.385 per share, (ii) 50% of the Fair Market Value of the Company’s common stock as of December 31, 2018 is less than $0.385 per share, or (iii) Holder exercises the Warrant in whole or in part prior to December 31, 2018 and Fair Market Value of the Company’s common stock on the date of such exercise is less than $0.385 per share, then in each case, the existing Current Holder’s Equity Interest will increase (but not decrease) consistent with the following examples:

Section 3.3.3(a) - Example Where Warrant Has Remained Unexercised as of December 31, 2018

Solely for illustration purposes:

Assumptions:

•	Original Investment: $760,000
•	Price per share: $0.76
•	Total Shares: 1,000,000
•	FMV of Company’s common stock: $.50/share
•	No exercises of Warrant through December 31, 2018

New Current Holder’s Equity Interest:

= [(2 x 1,000,000) x (0.385 ÷ 0.25)] – 1,000,000

= [2,000,000 x 1.54] – 1,000,000

= 3,080,000 – 1,000,000

= 2,080,000 (an increase of 1,080,000 over existing CHEI)

At a $0.01/share exercise price, to fully-exercise the New Current Holder’s Equity Interest would cost $20,800. Together with the original investment of $760,000, the Holder’s total investment would equal $780,800 for 3,080,000 shares, or $0.25/share.

Section 3.3.3(b) - Example Assuming Warrant is Partially Exercised Prior to December 31, 2018.

Same assumptions as above, but assume 750,000 of the 1,000,000 shares are exercised in a partial exercise.

New Current Holder’s Equity Interest for the portion of the Warrant the Holder is exercising:

= [(2 x 750,000) x (0.385 ÷ 0.25)] – 750,000

= [1,500,000 x 1.54] – 750,000

= 2,310,000 – 750,000

= 1,560,000 (an increase of 756,000 over existing CHEI)

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At a $0.01/share exercise price, to fully exercise the New Current Holder’s Equity Interest for the portion of the Warrant the Holder is then exercising would cost $15,600. Together with the original investment of $570,000 for the corresponding number of original investment shares (i.e., 750,000 shares at $0.76/share), the Holder’s total investment related to the portion of the Warrant so exercised would equal $585,600 for 2,310,000 shares, or $0.25/share. The Holder would retain the right to exercise the remaining 250,000 shares.

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